UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 2, 2011
M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)
New York

(State or other jurisdiction of incorporation)

1-9861	16-0968385

(Commission File Number)	(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (716) 842-5445
(NOT APPLICABLE)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On March 2, 2011, representatives of M&T Bank Corporation (“M&T”) will deliver a presentation to analysts and investors at the Keefe, Bruyette & Woods 2011 Bank Conference in Boston, Massachusetts. M&T’s presentation is scheduled to begin at 11:10 a.m. Eastern Time. A copy of this presentation is attached as Exhibit 99.
     The information in this Form 8-K, including Exhibit 99 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall it be deemed incorporated by reference in any filing of M&T under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.

99	M&T Bank Corporation Presentation.
FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K contains forward looking statements within the meaning of the Private Securities Litigation Reform Act giving M&T’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “prospects” or “potential,” by future conditional verbs such as “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements.
In addition to factors previously disclosed in M&T’s and Wilmington Trust Corporation’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this presentation, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the merger, including approval by Wilmington Trust Corporation (“Wilmington Trust”) stockholders, on the expected terms and schedule; delay in closing the merger; difficulties and delays in integrating the M&T and Wilmington Trust businesses or fully realizing cost savings and other benefits; business disruption following the merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of M&T products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, including those associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act.
ADDITIONAL INFORMATION
In connection with the proposed merger, M&T has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of Wilmington Trust and a Prospectus of M&T, and Wilmington Trust mailed the definitive Proxy Statement/Prospectus to its stockholders on or about February 14, 2011. Each of M&T and Wilmington Trust may file other relevant documents concerning the proposed transaction. INVESTORS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
Investors can obtain a free copy of the definitive Proxy Statement/Prospectus, as well as other filings containing information about M&T and Wilmington Trust at the SEC’s Internet site (http://www.sec.gov). You can also obtain these documents, free of charge, at http://www.mtb.com under the tab “About Us” and then under the heading “Investor Relations” and then under “SEC Filings.” Copies of the Proxy Statement/Prospectus and the SEC filings incorporated by reference in the Proxy Statement/Prospectus can also be obtained, free of charge, by directing a request to Investor Relations, One M&T Plaza, Buffalo, New York 14203, (716) 842-5138.
M&T and Wilmington Trust and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Wilmington Trust in connection with the proposed merger. Information about the directors and executive officers of M&T is set forth in the proxy statement for M&T’s 2010 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 5, 2010. Information about the directors and executive officers of Wilmington Trust is set forth in Wilmington Trust’s Form 10-K for the year ended December 31, 2010, as filed with the SEC on a Schedule 14A on March 1, 2011. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the definitive Proxy Statement/Prospectus and other relevant materials filed with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION
Date: March 2, 2011	By:	/s/ René F. Jones
René F. Jones
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

99	M&T Bank Corporation Presentation. Filed herewith.